EXHIBIT 99.2


                            Agreement of Joint Filing

            Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned persons hereby agree to file with the Securities and Exchange Commission the Statement on Schedule 13D (the "Statement") to which this Agreement is attached as an exhibit, and agree that such Statement, as so filed, is filed on behalf of each of them.

            IN WITNESS WHEREOF, the undersigned have executed this Agreement.

Dated:  August 18, 2005

                                       JEWELCOR MANAGEMENT, INC.

                                       By: /s/ Seymour Holtzman
                                          -------------------------------------
                                          Name:  Seymour Holtzman
                                          Title: President


                                       JEWELCOR INCORPORATED

                                       By: /s/ Seymour Holtzman
                                          -------------------------------------
                                          Name:  Seymour Holtzman
                                          Title: President


                                       S.H. HOLDINGS, INC.

                                       By: /s/ Seymour Holtzman
                                          -------------------------------------
                                          Name:  Seymour Holtzman
                                          Title: President


                                       HOLTZMAN OPPORTUNITY FUND, L.P.
                                       By: Holtzman Financial Advisors, LLC,
                                       its General Partner

                                       By: /s/ Seymour Holtzman
                                          -------------------------------------
                                          Name:  Seymour Holtzman
                                          Title: Manager


                                       /s/ Seymour Holtzman
                                       ----------------------------------------
                                       Seymour Holtzman


                                       /s/ Evelyn Holtzman
                                       ----------------------------------------
                                       Evelyn Holtzman